SCUDDER
                                                                INVESTMENTS (SM)
                                                                          [LOGO]




Supplement to the currently effective Prospectus of each of the listed funds:

Scudder California Tax Free Money Fund

Scudder Financial Services Fund

Scudder New York Tax Free Money Fund

Scudder Real Estate Investment Fund


On February 7, 2000, the applicable Board of each Fund approved the cessation of operations of the Fund effective on or about May 5, 2000 (the "Closing Date"). Accordingly, the Board of each Fund has voted to liquidate and terminate the Fund on the Closing Date. Shareholders will receive the net asset value per share for all shares they own on that date. This may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution, defined benefit or other qualified retirement vehicle.

In conjunction with approving the cessation of operations of each Fund, the Board of each Fund further approved closing each Fund to new investors and waiving the applicable redemption fees for Scudder Financial Services Fund and Scudder Real Estate Investment Fund effective as of the close of business on February 7, 2000. The following may continue to make additional purchases and to reinvest dividends and capital gains in existing accounts of a Fund through the

Closing Date with the exception of Scudder Real Estate Investment Fund, which will be closed to all purchases as of the close of business on April 28, 2000:

1.   Shareholders of the Fund;

2. Investment advisers that invest through existing accounts held at a financial intermediary; and

3. Qualified defined contribution retirement plans (i.e. 401(k) plans, profit sharing plans and money purchase pension plans), 403(b) plans and 457 plans that invest through existing accounts held at a financial intermediary.

February 8, 2000